Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Vacasa, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)               the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)               the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

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Date: November 17, 2021	By:	/s/ Matthew Roberts
Matthew Roberts
Chief Executive Officer (principal executive officer)